UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 27, 2014

FOREST LABORATORIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-5438	11-1798614
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

909 Third Avenue

New York, NY 10022-4731

(Address of Principal Executive Offices, including Zip Code)

(212) 421-7850

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As previously disclosed in the Current Report on Form 8-K filed on April 28, 2014 (the “Form 8-K”), Forest Laboratories, Inc. (“Forest”), together with Royal Empress, Inc., and Furiex Pharmaceuticals, Inc. (“Furiex”), entered into an agreement and plan of merger on April 27, 2014. This Form 8-K/A amends the Form 8-K to include Exhibit 99.4, which was inadvertently omitted from the Form 8-K.

Item 8.01 Other Events.

As previously disclosed on the Form 8-K, on April 28, 2014, Forest provided supplemental information regarding the proposed transaction in connection with a presentation to analysts and investors. The slides made available in connection with the presentation were furnished as Exhibit 99.3 to the Form 8-K. A transcript of the presentation is furnished as Exhibit 99.4 hereto, and is incorporated herein by reference.

Important Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed acquisition of Furiex by Forest, Furiex will file a proxy statement with the SEC (the “Furiex Proxy”). Additionally, Furiex will file other relevant materials with the SEC in connection of the proposed acquisition. The Furiex Proxy and other materials that Furiex plans to file with the SEC will contain important information about Furiex, Forest, the proposed merger and related matters. The Furiex Proxy will be delivered to the security holders of Furiex. In connection with the proposed merger between Actavis plc (“Actavis”) and Forest, Actavis has filed with the SEC a registration statement on Form S-4 that includes a preliminary joint proxy statement of Actavis and Forest that also constitutes a preliminary prospectus of Actavis (the “Forest/Actavis Proxy and Prospectus”). The registration statement is not yet effective. The definitive Forest/Actavis Proxy and Prospectus will be delivered to security holders of Actavis and Forest. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE FURIEX PROXY, THE FOREST/ACTAVIS PROXY AND PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC THAT HAVE BEEN OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION AND THE PARTIES THERETO THAT SECURITY HOLDERS SHOULD CONSIDER BEFORE MAKING A DECISION ABOUT THE MERGER. Security holders of Furiex may obtain free copies of the Furiex Proxy and other documents filed with the SEC by Forest or Furiex, without charge, from the SEC’s website (http://www.sec.gov). In addition, investors and security holders of Furiex may obtain free copies of the documents Furiex files with the SEC by directing a written request to Furiex Pharmaceuticals, Inc., 3900 Paramount Parkway, Suite 150, Morrisville, NC 27560, Attention: Investor Relations. Copies of Furiex’s filings with the SEC may also be obtained at the “Investors” section of Furiex’s internet website at www.furiex.com. Investors and security holders of Actavis and Forest may obtain free copies of the Forest/Actavis Proxy and other documents filed with the SEC by Actavis and Forest, without charge, from the SEC’s website (http://www.sec.gov). In addition, copies of the documents filed with the SEC by Actavis may be obtained free of charge on Actavis’ internet website at www.actavis.com or by contacting Actavis’ Investor Relations Department at (862) 261-7488. Copies of the documents filed with the SEC by Forest may be obtained free of charge on Forest’s internet website at www.frx.com or by contacting Forest’s Investor Relations Department at (212) 224-6713.

Certain Information Concerning Participants

Forest, Furiex and their directors and certain of their executive officers may be considered participants in the solicitation of proxies from the security holders of Furiex in connection with the proposed transaction between Forest and Furiex. Information about those directors and executive officers of Furiex, including their ownership of Furiex securities, is set forth in the proxy statement for Furiex’s 2014 Annual Meeting of Stockholders, which was filed with the SEC on April 11, 2014, as supplemented by other Furiex filings with the SEC. Information about the directors and executive officers of Forest is set forth in its proxy statement for its 2013 annual meeting of stockholders, which was filed with the SEC on July 8, 2013 and certain of its Current Reports on Form 8-K. Investors and security holders may obtain additional information regarding the direct and indirect interests of Furiex, Forest and their directors and executive officers in the proposed transaction by reading the applicable proxy statement and other public filings referred to above. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Furiex Proxy and other relevant materials to be filed with the SEC when they become available.

Actavis, Forest, their respective directors and certain of their executive officers and employees may be considered participants in the solicitation of proxies in connection with the proposed transaction between Actavis and Forest. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Actavis and Forest stockholders in connection with the proposed merger will be set forth in Forest/Actavis Proxy and Prospectus when it is filed with the SEC. Information about the directors and executive officers of Forest is set forth in its proxy statement for its 2013 annual meeting of stockholders, which was filed with the SEC on July 8, 2013 and certain of its Current Reports on Form 8-K. Information about the directors and executive officers of Actavis is set forth in Actavis’ proxy statement for its 2014 annual meeting of stockholders, which was filed with the SEC on March 28, 2014. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the preliminary Forest/Actavis Proxy and Prospectus and will be contained in the definitive Forest/Actavis Proxy and Prospectus and other relevant materials to be filed with the SEC when they become available.

Cautionary Statement Regarding Forward-Looking Statements

This filing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks and uncertainties, including that the transactions may not be timely completed, if at all, that prior to completion of the transactions, Furiex’s business may experience significant disruptions due to transaction-related uncertainty or other factors, the timing and the benefits of the business combination transaction, the ability to obtain regulatory approvals of the transaction on the proposed terms and schedule, the requirement that Furiex’s security holders approve the transaction, the risk that the businesses will not be integrated successfully, the difficulty of predicting FDA approvals, the acceptance and demand for new pharmaceutical products, the impact of competitive products and pricing, the timing of Actavis plc’s acquisition of Forest, the timely development and launch of new products, and the risk factors listed from time to time in Forest Laboratories’ Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and any subsequent SEC filings and Furiex’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and any subsequent SEC filings. Neither Forest nor Furiex assumes any obligation to update forward-looking statements contained in this filing to reflect new information or future events or developments. Each of Forest and Furiex intends such forward-looking statements to be covered by the Safe Harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of complying with these Safe Harbor provisions. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of each of Forest and Furiex, may be identified by use of the words “believe,” “expect,” “intend,” “anticipate,” “project,” or similar expressions. Investors should not rely on forward-looking statements because they are subject to a variety of risks, uncertainties and other factors that could cause actual results to differ materially from such forward-looking statements. All forward-looking statements in this document are qualified in their entirety by this cautionary statement.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

99.3*	Investor Presentation, dated April 28, 2014.

99.4**	Transcript, dated April 28, 2014.

*	Previously filed.
**	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2014	Forest Laboratories, Inc.

	By:	/s/ Francis I. Perier, Jr.

Francis I. Perier, Jr.
Executive Vice President – Finance and Administration and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.3*	Investor Presentation, dated April 28, 2014.

99.4**	Transcript, dated April 28, 2014.

*	Previously filed.
**	Filed herewith.